Vanguard Variable Insurance Funds—Growth Portfolio
Supplement Dated December 22, 2020, to the Prospectus and Summary Prospectus Dated April 28, 2020
Important Changes to Vanguard Variable Insurance Funds—Growth Portfolio

Effective immediately, Billy Montana replaces Christopher J. Bonavico as co-portfolio manager for the Jackson Square Partners (Jackson Square) portion of the Growth Portfolio (the Portfolio). Mr. Montana joins Christopher M. Ericksen, Daniel J. Prislin, and Jeffrey S. Van Harte, who will continue to manage the Jackson Square portion of the Portfolio. The Portfolio’s investment objective, strategies, and policies will not change as a result of these portfolio manager changes.
Prospectus and Summary Prospectus Text Changes
The following replaces Christopher J. Bonavico under the heading “Investment Advisors” in the Portfolio Summary section:
Billy Montana, Portfolio Manager at Jackson Square. He has co-managed a portion of the Portfolio since December 2020.
Prospectus Text Changes
The following replaces Christopher J. Bonavico and related text under the heading “Investment Advisors” in the More on the Portfolio section:
Billy Montana, Portfolio Manager at Jackson Square. He has worked in investment management since 2009, has managed investment portfolios since 2019, has been with Jackson Square since 2014, and has co-managed a portion of the Portfolio since December 2020. Education: B.A., Georgetown University.
 © 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 109A 122020

Vanguard Variable Insurance Funds

Supplement Dated December 22, 2020, to the Statement of Additional Information Dated April 28, 2020

Important changes to Vanguard Variable Insurance Funds—Growth Portfolio (the Growth Portfolio) and Vanguard Variable Insurance Funds—International Portfolio (the International Portfolio, and together with the Growth Portfolio, the Portfolios).
Effective immediately, Billy Montana replaces Christopher J. Bonavico as a co-portfolio manager of the Jackson Square Partners (Jackson Square) portion of the Growth Portfolio.
Also effective immediately, Lawrence Burns has been named as a co-portfolio manager of the Ballie Gifford Overseas Ltd. (Baillie Gifford) portion of the International Portfolio, and James R. Gautrey has been named as a co-portfolio manager of the Schroder Investment Management North America Inc. (Schroders) portion of the International Portfolio. Each Portfolio’s investment objective, strategies, and policies will not change as a result of these portfolio manager changes.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the following replaces Christopher Bonovico in the table under the heading “1. Other Accounts Managed” on page B-59:
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Billy Montana[2]	Registered investment companies[3]	9	$3.6B	0	$0
	Other pooled investment vehicles	3	$283M	0	$0
	Other accounts	15	$3.4B	1	$282M
2 Mr. Montana began co-managing the Growth Portfolio on December 22, 2020.
3 Information provided as of August 31, 2020.
In the Investment Advisory and Other Services section, the following is added to the table under the heading “1. Other Accounts Managed” on page B-62:
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Lawrence Burns[2]	Registered investment companies[3]	2	$4.2B	0	$0
	Other pooled investment vehicles	6	$2.7B	1	$98M
	Other accounts	37	$20.2B	0	$0
2 Mr. Burns began co-managing the International Portfolio on December 22, 2020.
3 Information provided as of August 31, 2020.
In the Investment Advisory and Other Services section, the following replaces the text under the heading “3. Description of Compensation” on page B-62:
Mr. Anderson, Mr. Coutts, and Mr. Burns are Partners of Baillie Gifford & Co. As such, each receives a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co., and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension schemes, are not available to partners, and therefore partners provide for benefits from their own personal funds.

In the Investment Advisory and Other Services section, the following is added to the table under the heading “1. Other Accounts Managed” on page B-63:
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
James Gautrey[2]	Registered investment companies[3]	4	$2.5B	0	$0
	Other pooled investment vehicles	3	$561M	0	$0
	Other accounts	11	$3.2B	0	$0
2 Mr. Gautrey began co-managing the International Portfolio on December 22, 2020.
3 Information provided as of August 31, 2020.
In the Investment Advisory and Other Services section, the following replaces the first paragraph under the heading “3. Description of Compensation” on page B-63:
Schroders’ portfolio managers are paid a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of its employees. Certain fund managers also receive awards under a long-term incentive program. Mr. Webber and Mr. Gautrey receive compensation based on the factors discussed in this section.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 064A 122020